Principal Diversified Select Real Asset Fund
Supplement dated January 6, 2020
to the Prospectus dated June 25, 2019
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

FEE TABLE AND SUMMARY
In the Management section, delete references to RARE Infrastructure (North America) Pty Ltd and add the following alphabetically to the list of Sub‑Advisors:
ClearBridge RARE Infrastructure (North America) Pty Limited
In the Management section, delete references to Tortoise Credit Strategies, LLC.

MANAGEMENT OF THE FUND
Under The Sub-Advisors, delete the section for RARE Infrastructure (North America) Pty Ltd and add the following section alphabetically:

Sub-Advisor:
ClearBridge RARE Infrastructure (North America) Pty Limited (“RARE”), Level 13, 35 Clarence Street, Sydney, Australia 2000, is a registered investment adviser founded in 2009 and specializes solely in global infrastructure. RARE is an indirect wholly-owned subsidiary of Legg Mason, Inc.

Strategy:	Global Listed Infrastructure Equities
Under The Sub-Advisors, delete the section for Tortoise Credit Strategies, LLC.
Under Fees PGI Pays to Sub-Advisors, delete the Sub-Sub-Advisory Fee section.

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